VESSELS UNDER CAPITAL LEASE, NET	12 Months Ended
Dec. 31, 2015
Leases, Capital [Abstract]
VESSELS UNDER CAPITAL LEASE, NET

19.	VESSELS UNDER CAPITAL LEASE, NET

Movements in the year ended December 31, 2015 may be summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Net Carrying Value
Balance at December 31, 2014	—	—	—
Acquired on merger with Frontline 2012	706,219	—
Depreciation	—	(11,993)
Balance at December 31, 2015	706,219	(11,993)	694,226

The outstanding obligations under capital leases as of December 31, 2015 are payable as follows:

(in thousands of $)
2016	126,118
2017	92,966
2018	92,730
2019	86,198
2020	75,088
Thereafter	229,728
Minimum lease payments	702,828
Less: imputed interest	(166,477)
Present value of obligations under capital leases	536,351

As of December 31, 2015, the Company held 15 vessels under capital leases, 14 of which are leased from Ship Finance and were acquired upon the Merger. The remaining periods on these leases at December 31, 2015 range from 1 month to 11 years.

In May 2015, the Company and Ship Finance agreed to amendments to the leases on 12 VLCCs and five Suezmaxes, the related management agreements and further amendments to the charter ancillary agreements for the remainder of the charter periods. As a result of the amendments to the charter ancillary agreements, which took effect on July 1, 2015, the daily hire payable to Ship Finance was reduced to $20,000 per day and $15,000 per day for VLCCs and Suezmaxes, respectively. The fee due from Ship Finance for operating costs was increased from $6,500 per day per vessel to $9,000 per day per vessel. In return, the Company issued 55.0 million new shares to Ship Finance and the profit share above the new daily hire rates was increased from 25% to 50%. The Company was released from its guarantee obligation in exchange for agreeing to maintain a cash buffer of $2.0 million per vessel in its chartering counterparty. At December 31, 2015, the contingent rental expense due to Ship Finance is $20.6 million (2014: nil).

As the Merger has been accounted for as a reverse business acquisition in which Frontline 2012 is treated as the accounting acquirer, all of the Company's assets and liabilities were recorded at fair value on November 30, 2015 such that estimated profit share over the remaining terms of the leases has been recorded in the balance sheet obligations. Consequently, the Company will only record profit share expense following the Merger when the actual expense is different to that estimated at the date of the Merger. No contingent rental expense was recorded in the month of December 2015.